T. Rowe Price Prime Reserve Fund, Inc.

T. Rowe Price Summit Funds, Inc.

T. Rowe Price Summit Cash Reserves Fund

T. Rowe Price Summit Municipal Funds, Inc.

T. Rowe Price Summit Municipal Money Market Fund

Supplement to prospectuses

The following information amends the prospectuses, dated March 1, 2009, for the T. Rowe Price Summit Cash Reserves Fund and T. Rowe Price Summit Municipal Money Market Fund. The following information also amends the prospectus, dated October 1, 2008, for the T. Rowe Price Prime Reserve Fund, and supersedes the supplement dated December 18, 2008.

The Prime Reserve Fund, Summit Cash Reserves Fund, and Summit Municipal Money Market Fund are participating in the Temporary Guarantee Program for Money Market Funds ("Program") established by the U.S. Treasury Department. The Program`s guarantee only covers shareholders in participating money market funds as of the close of business on September 19, 2008 ("Eligible Shareholders") and does not protect new shareholders after that date. Subject to certain conditions and limitations, the Program guarantees that Eligible Shareholders will receive $1.00 for each money market share held. The guarantee applies if a participating money market fund`s net asset value per share falls below $0.995 and the fund decides to liquidate ("Guarantee Event"). Upon declaration of a Guarantee Event, a fund must stop accepting purchases, suspend redemptions, cease the declaration and payment of dividends, and proceed to liquidate.

The number of shares guaranteed under the Program for each Eligible Shareholder is the lesser of (1) the number of shares owned on September 19, 2008, or (2) the number of shares owned when a Guarantee Event occurs. In addition, Eligible Shareholders could lose coverage under the Program if they close their account or change their account registration. Upon any money market fund liquidation pursuant to the Program, shares not covered under the Program will receive only the fund`s net asset value per share, which may be less than $1.00. Payments under the Program are subject to an overall limit of approximately $50 billion for all money market funds participating in the Program.

The Prime Reserve Fund, Summit Cash Reserves Fund, and Summit Municipal Money Market Fund have participated in the Program since the Program`s inception. The U.S. Treasury Department has further extended the Program through September 18, 2009, and the funds will continue participating in the Program. The Program`s guarantee still only covers Eligible Shareholders and will not protect new shareholders of a fund after the close of business on September 19, 2008. Participation in each term of the Program requires payment of a fee to the U.S. Treasury Department. The cost to participate is borne by the fund and is considered an extraordinary, nonrecurring expense for purposes of a fund with an all-inclusive fee.

The participation fee for the initial three-month term of the Program (September 19, 2008 through December 18, 2008) for the Prime Reserve Fund was 0.015% of its net assets as of the close of business on September 19, 2008, and for the Summit Cash Reserves Fund and Summit Municipal Money Market Fund, the fee was 0.01% of their respective net assets as of the close of business on September 19, 2008. The participation fee for the first extension of the Program (December 19, 2008 through April 30, 2009) for the Prime Reserve Fund was 0.022% of its net assets as of the close of business on September 19, 2008, and for the Summit Cash Reserves Fund and Summit Municipal Money Market Fund, was 0.015% of their respective net assets as of the close of business on September 19, 2008. The fee for the second extension of the Program (May 1, 2009 through September 18, 2009) for the Prime Reserve Fund is 0.023% of its net assets as of the close of business on September 19, 2008, and for the Summit Cash Reserves Fund and Summit Municipal Money Market Fund, the fee is 0.015% of their respective net assets as of the close of business on September 19, 2008.

The date of this supplement is April 14, 2009.

F44-041 4/14/09